Exhibit 99(a) Press Release October 15, 2004

WACHOVIA’S 3rd QUARTER 2004 EARNINGS UP 16% TO 96 CENTS PER SHARE Record net income of $1.26 billion fueled by strong execution in core businesses

3rd QUARTER 2004 COMPARED WITH 3rd QUARTER 2003

•	Record revenue in the General Bank, Wealth Management, and the Corporate and Investment Bank driven by market share gains. Retail brokerage activity declined.

•	Average core deposits up 25 percent and average loans up 7 percent.

•	Exceptional credit quality with net charge-offs of 0.15 percent of average loans; total nonperforming assets declined 43 percent and were 0.50 percent of loans, foreclosed properties and loans held for sale.

•	Sustained strong customer satisfaction scores and record customer acquisition results.

•	Proposed merger with SouthTrust expected to close in the fourth quarter.

Earnings Highlights
	Three Months Ended
	September 30,		June 30,		September 30,
(In millions, except per share data)	Amount	2004 EPS	Amount	2004 EPS	Amount	2003 EPS
Earnings
Net income (GAAP)	$1,263	0.96	1,252	0.95	1,105	0.83
Net merger-related expenses and other items (a)	55	0.04	47	0.03	66	0.05

Earnings excluding net merger-related expenses and other items (a)	$1,318	1.00	1,299	0.98	1,171	0.88

Financial ratios
Return on average common stockholders’ equity	15.12%		15.49		13.71
Net interest margin	3.36		3.37		3.57
Fee and other income as % of total revenue	46.13%		47.24		49.05

Capital adequacy (b)
Tier 1 capital ratio	8.40%		8.36		8.67
Total capital ratio	11.67		11.32		12.21
Leverage ratio	6.21%		6.23		6.56

Asset quality
Allowance for loan losses as % of nonaccrual and restructured loans	291%		270		178
Allowance for loan losses as % of loans, net	1.33		1.35		1.49
Allowance for credit losses as % of loans, net (c)	1.41		1.43		1.59
Net charge-offs as % of average loans, net	0.15		0.17		0.33
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.50%		0.55		0.95

(a)	Net merger-related expenses and other items include merger-related and restructuring expenses in each period and cumulative effect of a change in accounting principle in the third quarter of 2003.
(b)	The third quarter of 2004 is based on estimates.
(c)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

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WACHOVIA’S 3rd QUARTER 2004 EARNINGS UP 16%/page 2

CHARLOTTE, N.C—Wachovia Corp. (NYSE:WB) today reported record third quarter 2004 net income of $1.26 billion, or 96 cents per share, compared with $1.11 billion, or 83 cents per share, in the third quarter of 2003.

Excluding after-tax net merger-related expenses and other items of 4 cents per share in the third quarter of 2004 and 6 cents per share in the third quarter of 2003, offset by 1 cent per share related to a cumulative effect of a change in accounting principle in the year ago quarter, third quarter 2004 earnings were $1.32 billion, or $1.00 per share, compared with $1.17 billion, or 88 cents per share, in the third quarter of 2003.

“Our company produced another record quarter that once again highlights the strength of our balanced business model and how well we are positioned for the future,” said Ken Thompson, Wachovia chairman, president and chief executive officer. “Our General Bank, Corporate and Investment Bank, and Wealth Management businesses generated record revenues and gained market share, while Capital Management continued to reduce costs in the face of declining retail brokerage activity. Our employees’ dedication to providing the highest levels of customer service and sales produced outstanding deposit and loan growth. The integration of our nationwide retail brokerage business is nearly complete, and we’re looking forward to delivering more products and services to more customers across the fast-growing Southeast after we complete our merger with SouthTrust Corporation later this year.”

Wachovia Corporation
	Three Months Ended
(In millions)	September 30, 2004	June 30, 2004	September 30, 2003
Total revenue (Tax-equivalent)	$5,620	5,502	5,333
Provision for credit losses	43	61	81
Noninterest expense	3,662	3,487	3,570
Net income	1,263	1,252	1,105
Average loans, net	168,552	163,642	157,994
Average core deposits	$232,989	223,809	185,715

Revenue increased 5 percent and noninterest expense increased 3 percent from the third quarter of 2003. Provision expense declined from the third quarter a year ago to $43 million in the third quarter this year, reflecting continued improvement in asset quality. Third quarter 2004 net charge-offs declined 51 percent from the third quarter of 2003 to $65 million, or an annualized 0.15 percent of average net loans. Total nonperforming assets including loans held for sale declined 43 percent from the prior year to $956 million, or 0.50 percent of loans, foreclosed properties and loans held for sale at September 30, 2004.

Average loans in the third quarter of 2004 were $168.6 billion, a 7 percent increase from the third quarter of 2003, with strong growth in commercial, driven by middle-market commercial, small business and asset-based lending, and consumer loans, largely in consumer real estate-secured loans and student loans. The increase in average loans included a $2.6 billion impact resulting from a second quarter resolution of tax matters related to the commercial leasing portfolio. Excluding this impact, average loans were up 5 percent from the year ago period.

Average core deposits were $233.0 billion, up 25 percent, and average low-cost core deposits were $194.4 billion, up 34 percent from the third quarter of 2003. The increase included an average $27.4 billion of core deposits associated with an FDIC-insured money market sweep

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WACHOVIA’S 3rd QUARTER 2004 EARNINGS UP 16%/page 3

product Wachovia introduced in the fourth quarter of 2003. Low-cost core deposits are those in demand deposit, interest checking, savings and money market accounts, and exclude CAP accounts and CDs.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses and other intangible amortization. Segment earnings are the basis upon which Wachovia manages and allocates capital to its business segments. Pages 12 and 13 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

General Bank

General Bank Highlights

	Three Months Ended
(In millions)	September 30, 2004	June 30, 2004	September 30, 2003
Total revenue (Tax-equivalent)	$2,638	2,541	2,491
Provision for credit losses	74	65	120
Noninterest expense	1,354	1,298	1,319
Segment earnings	770	751	668
Average loans, net	124,585	122,049	114,574
Average core deposits	170,459	166,603	155,336
Economic capital, average	$5,200	5,246	5,681

The General Bank includes retail and small business, and commercial customers. The General Bank produced record quarterly segment earnings of $770 million, up 15 percent from the prior year’s third quarter. Record total revenue increased 6 percent from the third quarter a year ago, driven by outstanding core deposit growth and continued strength in consumer real estate-secured lending. Fee and other income increased 7 percent from the third quarter a year ago on strong service charge growth, offset by declines in mortgage banking income. Excluding the decline in mortgage banking revenue, fees rose 20 percent from the third quarter a year ago. Noninterest expense increased 3 percent from the third quarter a year ago primarily due to higher variable expenses due to strong revenue production.

Average core deposits increased 10 percent from the prior year quarter, including 16 percent year over year growth in average low-cost core deposits. Average loans increased 9 percent year over year, despite the decline in mortgage lending, largely due to growth in consumer real estate-secured loans, student loans, middle-market commercial loans and small business loans. Provision expense declined 38 percent from the third quarter of 2003, primarily reflecting risk reduction strategies implemented in 2003, as well as solid improvements in both commercial and consumer loan losses and a strengthening economy.

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WACHOVIA’S 3rd QUARTER 2004 EARNINGS UP 16%/page 4

Capital Management

Capital Management Highlights
	Three Months Ended
	September 30, 2004	June 30, 2004	September 30, 2003
(In millions)
Total revenue (Tax-equivalent)	$1,270	1,364	1,365
Provision for credit losses	—	—	—
Noninterest expense	1,099	1,147	1,161
Segment earnings	108	138	130
Average loans, net	346	254	135
Average core deposits	29,091	24,725	1,615
Economic capital, average	$1,268	1,336	1,299

Capital Management includes asset management and retail brokerage services. Year over year earnings were down 17 percent on a revenue decline of 7 percent, largely due to lower brokerage commissions in the challenging retail brokerage environment. Noninterest expense declined 5 percent from the third quarter of 2003, driven by lower broker compensation.

Net equity mutual fund sales continued to be positive, and mutual fund equity assets grew 24 percent from the third quarter of 2003. Deposit balances related to the FDIC-insured money market sweep product grew to $28.9 billion compared with $11.8 billion at year-end 2003, contributing to net interest income growth. The asset shift to the FDIC-insured product more than accounted for the 6 percent decline in mutual fund assets from the third quarter of 2003 to $106.8 billion. Despite the decline in mutual fund assets, total assets under management at September 30, 2004, increased 4 percent from September 30, 2003, to $249.2 billion. Total assets under management and securities lending grew 16 percent from year-end 2003 to $285.4 billion, largely attributable to $37.8 billion from the January 1, 2004, acquisition of a securities lending firm.

Wealth Management

Wealth Management Highlights

	Three Months Ended
(In millions)	September 30, 2004	June 30, 2004	September 30, 2003
Total revenue (Tax-equivalent)	$268	266	245
Provision for credit losses	(1)	—	2
Noninterest expense	189	190	183
Segment earnings	50	48	38
Average loans, net	11,461	10,859	9,703
Average core deposits	12,327	12,107	11,054
Economic capital, average	$372	374	384

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. Record Wealth Management revenue rose 9 percent from the third quarter of 2003 and segment earnings were a record $50 million, up 32 percent. Net interest income grew 15 percent on average loan growth of 18 percent from both consumer and commercial lending. Average core deposits grew 12 percent year over year, largely in money market balances. Fee and other income increased 4 percent largely due to improved trust and investment management fees related to pricing and market improvements as well as solid growth in insurance brokerage commissions. Noninterest expense increased 3 percent year over year largely due to higher incentives related to improved revenues. Provision expense declined due to improved credit quality and recoveries.

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WACHOVIA’S 3rd QUARTER 2004 EARNINGS UP 16%/page 5

Corporate and Investment Bank

Corporate and Investment Bank Highlights
	Three Months Ended
(In millions)	September 30, 2004	June 30, 2004	September 30, 2003
Total revenue (Tax-equivalent)	$1,352	1,297	1,080
Provision for credit losses	(15)	(4)	10
Noninterest expense	680	616	577
Segment earnings	435	432	310
Average loans, net	33,250	29,827	31,911
Average core deposits	19,380	18,722	16,391
Economic capital, average	$4,865	4,756	5,404

The Corporate and Investment Bank includes corporate lending, investment banking, global treasury and trade finance, and principal investing. Record Corporate and Investment Bank revenue grew 25 percent from the third quarter of 2003 and segment earnings were $435 million, up 40 percent year over year. Revenue growth was fueled by robust principal investing net gains of $201 million compared with $25 million in net losses a year ago, as well as strong loan syndications, investment grade and merger and acquisition advisory results. The increase in average loans reflected a $2.6 billion impact resulting from a second quarter resolution of tax matters related to the commercial leasing portfolio. Provision expense and capital usage declined year over year due to improving credit quality. Noninterest expense rose 18 percent due to increased personnel and higher incentives related to improved revenues and earnings. Average core deposits grew 18 percent primarily from higher commercial mortgage servicing and trade finance.

***

Wachovia Corporation (NYSE:WB) is one of the largest providers of financial services to retail, brokerage and corporate customers, with retail operations from Connecticut to Florida and retail brokerage operations nationwide. Wachovia had assets of $436.7 billion, market capitalization of $61.4 billion and stockholders’ equity of $33.9 billion at September 30, 2004. Its four core businesses, the General Bank, Capital Management, Wealth Management, and the Corporate and Investment Bank, serve 12 million client relationships (including households and businesses), primarily in 11 states and Washington, D.C. Its full-service retail brokerage firm, Wachovia Securities, LLC, serves clients in 49 states. Global services are offered through 33 international offices. Online banking and brokerage products and services also are available through Wachovia.com.

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated October 15, 2004.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 2 and on page 9 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses and Cumulative Effect of a Change in Accounting Principle” and “Earnings Excluding Merger-Related and Restructuring Expenses, Other Intangible Amortization and Cumulative Effect of a Change in Accounting Principle”, and which are reconciled to GAAP financial measures on pages 20 and 21. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

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WACHOVIA’S 3rd QUARTER 2004 EARNINGS UP 16%/page 6

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes that the exclusion of merger-related and restructuring expenses, and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes that the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization and the cumulative effect of a change in accounting principle, and has communicated certain dividend payout ratio goals to investors on this basis. Management believes that this payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

Additional Information

The proposed merger between Wachovia Corporation and SouthTrust Corporation will be submitted to Wachovia’s and SouthTrust’s shareholders for their consideration. Shareholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and SouthTrust, at the SEC’s Internet site (http://www.sec.gov). These documents also are available, free of charge, at www.wachovia.com under the tab “Inside Wachovia-Investor Relations” and then under the heading “Financial Reports—SEC Filings”. These documents are also available, free of charge, at www.southtrust.com under the tab “About SouthTrust”, then under “Investor Relations” and then under “SEC Documents”. Copies of the joint proxy statement/prospectus and the SEC filings incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782, or to SouthTrust Corporation, P. O. Box 2554, Birmingham, AL 35290, (205)-254-5187. Copies of the joint proxy statement/prospectus may also be obtained from Wachovia’s proxy solicitor, Georgeson Shareholder Communications, by calling 1-800-255-8670, and from SouthTrust’s proxy solicitor, Morrow & Co. Inc., at 1-877-366-1576.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Bob Kelly will review Wachovia’s third quarter 2004 results in a conference call and audio webcast beginning at 10 a.m. Eastern Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to third quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia Third Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 1-888-357-9787 for U.S. callers or 1-706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Friday, October 15 at approximately noon Eastern Time through 11 p.m. Eastern Time on Friday, November 19. Replay telephone number is 1-706-645-9291; access code 76176.

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Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139, Ellen Taylor at 704-383-1381, or Jeff Richardson at 704-383-8250. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

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PAGE 7	Exhibit 99(a)

Wachovia Corporation and Subsidiaries

Financial Tables

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2004			2003
(Dollars in millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$2,965	2,838	2,861	2,877	2,653
Tax-equivalent adjustment	63	65	62	65	64

Net interest income (Tax-equivalent)	3,028	2,903	2,923	2,942	2,717
Fee and other income	2,592	2,599	2,757	2,604	2,616

Total revenue (Tax-equivalent)	5,620	5,502	5,680	5,546	5,333
Provision for credit losses	43	61	44	86	81
Other noninterest expense	3,436	3,278	3,445	3,511	3,295
Merger-related and restructuring expenses	127	102	99	135	148
Other intangible amortization	99	107	112	120	127

Total noninterest expense	3,662	3,487	3,656	3,766	3,570
Minority interest in income of consolidated subsidiaries	28	45	57	63	55

Income before income taxes and cumulative effect of a change in accounting principle (Tax-equivalent)	1,887	1,909	1,923	1,631	1,627
Tax-equivalent adjustment	63	65	62	65	64
Income taxes	561	592	610	466	475

Income before cumulative effect of a change in accounting principle	1,263	1,252	1,251	1,100	1,088
Cumulative effect of a change in accounting principle, net of income taxes	—	—	—	—	17

Net income	$1,263	1,252	1,251	1,100	1,105

Diluted earnings per common share	$0.96	0.95	0.94	0.83	0.83
Return on average common stockholders’ equity	15.12%	15.49	15.37	13.58	13.71
Return on average assets	1.18	1.22	1.26	1.12	1.16
Overhead efficiency ratio	65.15%	63.40	64.36	67.90	66.95
Operating leverage	$(55)	(11)	244	18	2

ASSET QUALITY
Allowance for loan losses as % of loans, net	1.33%	1.35	1.40	1.42	1.49
Allowance for loan losses as % of nonperforming assets	258	241	218	205	164
Allowance for credit losses as % of loans, net	1.41	1.43	1.49	1.51	1.59
Net charge-offs as % of average loans, net	0.15	0.17	0.13	0.39	0.33
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.50%	0.55	0.63	0.69	0.95

CAPITAL ADEQUACY (a)
Tier I capital ratio	8.40%	8.36	8.54	8.52	8.67
Total capital ratio	11.67	11.32	11.67	11.82	12.21
Leverage ratio	6.21%	6.23	6.33	6.36	6.56

OTHER DATA
Average diluted common shares (In millions)	1,316	1,320	1,326	1,332	1,338
Actual common shares (In millions)	1,308	1,309	1,312	1,312	1,328
Dividends paid per common share	$0.40	0.40	0.40	0.35	0.35
Dividend payout ratio on common shares	41.67%	42.11	42.55	42.17	42.17
Book value per common share	$25.92	24.93	25.42	24.71	24.71
Common stock price	46.95	44.50	47.00	46.59	41.19
Market capitalization	$61,395	58,268	61,650	61,139	54,701
Common stock price to book value	181%	178	185	189	167
FTE employees	84,503	85,042	85,460	86,114	86,635
Total financial centers/brokerage offices	3,252	3,271	3,305	3,360	3,399
ATMs	4,395	4,396	4,404	4,408	4,420

(a)	The third quarter of 2004 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2004			2003
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE (a) (b)
Return on average common stockholders’ equity	15.72%	16.04	15.95	14.41	14.46
Return on average assets	1.24	1.27	1.31	1.20	1.23
Overhead efficiency ratio	62.90	61.54	62.61	65.45	64.18
Overhead efficiency ratio excluding brokerage	57.41%	55.34	56.53	60.00	58.23
Operating leverage	$(30)	(8)	208	6	54

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, OTHER INTANGIBLE AMORTIZATION AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE (a) (b) (c)
Dividend payout ratio on common shares	38.10%	38.83	38.83	37.23	37.63
Return on average tangible common stockholders’ equity	26.28	27.15	26.97	24.83	24.97
Return on average tangible assets	1.33	1.38	1.42	1.32	1.36
Overhead efficiency ratio	61.14	59.60	60.64	63.28	61.79
Overhead efficiency ratio excluding brokerage	55.28%	52.95	54.06	57.30	55.24
Operating leverage	$(38)	(13)	200	(1)	50

OTHER FINANCIAL DATA
Net interest margin	3.36%	3.37	3.55	3.64	3.57
Fee and other income as % of total revenue	46.13	47.24	48.53	46.95	49.05
Effective income tax rate	30.71	32.19	32.73	29.76	30.41
Tax rate (Tax-equivalent) (d)	33.04%	34.44	34.93	32.57	33.10

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$96,860	92,107	90,368	90,628	90,912
Consumer loans, net	71,692	71,535	68,813	68,972	67,082
Loans, net	168,552	163,642	159,181	159,600	157,994
Earning assets	359,909	344,847	330,320	322,274	303,503
Total assets	424,399	411,074	398,688	388,987	376,894
Core deposits	232,989	223,809	208,673	194,109	185,715
Total deposits	248,245	238,692	224,022	212,277	200,395
Interest-bearing liabilities	314,310	301,652	289,741	284,005	266,351
Stockholders’ equity	$33,246	32,496	32,737	32,141	31,985

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$102,524	101,581	97,742	97,030	96,705
Consumer loans, net	71,980	71,336	69,561	68,541	69,220
Loans, net	174,504	172,917	167,303	165,571	165,925
Goodwill and other intangible assets
Goodwill	11,481	11,481	11,233	11,149	11,094
Deposit base	484	568	659	757	863
Customer relationships	372	387	401	396	400
Tradename	90	90	90	90	90
Total assets	436,698	418,441	411,140	401,188	388,924
Core deposits	237,315	228,204	217,954	204,660	187,516
Total deposits	252,981	243,380	232,338	221,225	203,495
Stockholders’ equity	$33,897	32,646	33,337	32,428	32,813

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 8, $55 million, $47 million, $48 million, $75 million and $83 million in the third, second and first quarters of 2004, and in the fourth and third quarters of 2003, respectively, of after-tax net merger-related and restructuring expenses, and $17 million after tax in the third quarter of 2003 related to the change in accounting principle.
(b)	See page 8 for the most directly comparable GAAP financial measure and pages 20 and 21 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 8, $62 million, $67 million, $69 million, $74 million and $79 million in the third, second and first quarters of 2004, and in the fourth and third quarters of 2003, respectively, of deposit base and other intangible amortization.
(d)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2004			2003
(In millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
INTEREST INCOME
Interest and fees on loans	$2,393	$2,316	2,335	2,357	2,352
Interest and dividends on securities	1,156	1,110	1,141	1,104	885
Trading account interest	325	237	197	189	174
Other interest income	427	356	326	301	301

Total interest income	4,301	4,019	3,999	3,951	3,712

INTEREST EXPENSE
Interest on deposits	691	654	648	568	534
Interest on short-term borrowings	396	316	299	311	317
Interest on long-term debt	249	211	191	195	208

Total interest expense	1,336	1,181	1,138	1,074	1,059

Net interest income	2,965	2,838	2,861	2,877	2,653
Provision for credit losses	43	61	44	86	81

Net interest income after provision for credit losses	2,922	2,777	2,817	2,791	2,572

FEE AND OTHER INCOME
Service charges	499	489	471	436	439
Other banking fees	304	293	259	241	257
Commissions	584	682	792	778	765
Fiduciary and asset management fees	665	675	679	672	662
Advisory, underwriting and other investment banking fees	233	197	192	213	191
Trading account profits (losses)	(69)	39	74	5	(46)
Principal investing	201	15	38	(13)	(25)
Securities gains (losses)	(71)	36	2	(24)	22
Other income	246	173	250	296	351

Total fee and other income	2,592	2,599	2,757	2,604	2,616

NONINTEREST EXPENSE
Salaries and employee benefits	2,118	2,164	2,182	2,152	2,109
Occupancy	234	224	229	244	220
Equipment	268	253	259	285	264
Advertising	46	48	48	56	38
Communications and supplies	149	157	151	156	159
Professional and consulting fees	134	126	109	146	109
Other intangible amortization	99	107	112	120	127
Merger-related and restructuring expenses	127	102	99	135	148
Sundry expense	487	306	467	472	396

Total noninterest expense	3,662	3,487	3,656	3,766	3,570

Minority interest in income of consolidated subsidiaries	28	45	57	63	55

Income before income taxes and cumulative effect of a change in accounting principle	1,824	1,844	1,861	1,566	1,563
Income taxes	561	592	610	466	475

Income before cumulative effect of a change in accounting principle	1,263	1,252	1,251	1,100	1,088
Cumulative effect of a change in accounting principle, net of income taxes	—	—	—	—	17

Net income	$1,263	1,252	1,251	1,100	1,105

PER COMMON SHARE DATA
Basic
Income before change in accounting principle	$0.97	0.96	0.96	0.84	0.83
Net income	0.97	0.96	0.96	0.84	0.84
Diluted
Income before change in accounting principle	0.96	0.95	0.94	0.83	0.82
Net income	0.96	0.95	0.94	0.83	0.83
Cash dividends	$0.40	0.40	0.40	0.35	0.35
AVERAGE COMMON SHARES
Basic	1,296	1,300	1,302	1,311	1,321
Diluted	1,316	1,320	1,326	1,332	1,338

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Nine Months Ended September 30,
(In millions, except per share data)	2004	2003
INTEREST INCOME (a)
Interest and fees on loans	$7,044	7,150
Interest and dividends on securities	3,407	2,724
Trading account interest	759	535
Other interest income	1,109	720

Total interest income	12,319	11,129

INTEREST EXPENSE (a)
Interest on deposits	1,993	1,792
Interest on short-term borrowings	1,011	908
Interest on long-term debt	651	699

Total interest expense	3,655	3,399

Net interest income	8,664	7,730
Provision for credit losses	148	500

Net interest income after provision for credit losses	8,516	7,230

FEE AND OTHER INCOME (a)
Service charges	1,459	1,295
Other banking fees	856	738
Commissions	2,058	1,651
Fiduciary and asset management fees	2,019	1,605
Advisory, underwriting and other investment banking fees	622	556
Trading account profits	44	80
Principal investing	254	(126)
Securities gains (losses)	(33)	69
Other income	669	972

Total fee and other income	7,948	6,840

NONINTEREST EXPENSE (a)
Salaries and employee benefits	6,464	5,556
Occupancy	687	607
Equipment	780	736
Advertising	142	104
Communications and supplies	457	442
Professional and consulting fees	369	314
Other intangible amortization	318	398
Merger-related and restructuring expenses	328	308
Sundry expense	1,260	1,011

Total noninterest expense	10,805	9,476

Minority interest in income of consolidated subsidiaries	130	80

Income before income taxes and cumulative effect of a change in accounting principle	5,529	4,514
Income taxes (a)	1,763	1,367

Income before cumulative effect of a change in accounting principle	3,766	3,147
Cumulative effect of a change in accounting principle, net of income taxes	—	17

Net income	3,766	3,164
Dividends on preferred stock	—	5

Net income available to common stockholders	$3,766	3,159

PER COMMON SHARE DATA
Basic
Income before change in accounting principle	$2.90	2.37
Net income	2.90	2.38
Diluted
Income before change in accounting principle	2.85	2.34
Net income	2.85	2.35
Cash dividends	$1.20	0.90
AVERAGE COMMON SHARES
Basic	1,299	1,330
Diluted	1,321	1,343

(a)	Certain amounts presented in 2003 have been reclassified to conform to the presentation in 2004.

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended September 30, 2004
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,994	152	130	598	154	(63)	2,965
Fee and other income	601	1,131	136	787	(63)	—	2,592
Intersegment revenue	43	(13)	2	(33)	1	—	—

Total revenue (a)	2,638	1,270	268	1,352	92	(63)	5,557
Provision for credit losses	74	—	(1)	(15)	(15)	—	43
Noninterest expense	1,354	1,099	189	680	213	127	3,662
Minority interest	—	—	—	—	65	(37)	28
Income taxes (benefits)	430	63	30	222	(149)	(35)	561
Tax-equivalent adjustment	10	—	—	30	23	(63)	—

Net income (loss)	$770	108	50	435	(45)	(55)	1,263

	Three Months Ended June 30, 2004
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,901	131	120	611	140	(65)	2,838
Fee and other income	600	1,245	144	716	(106)	—	2,599
Intersegment revenue	40	(12)	2	(30)	—	—	—

Total revenue (a)	2,541	1,364	266	1,297	34	(65)	5,437
Provision for credit losses	65	—	—	(4)	—	—	61
Noninterest expense	1,298	1,147	190	616	134	102	3,487
Minority interest	—	—	—	—	70	(25)	45
Income taxes (benefits)	416	79	28	222	(123)	(30)	592
Tax-equivalent adjustment	11	—	—	31	23	(65)	—

Net income (loss)	$751	138	48	432	(70)	(47)	1,252

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended September 30, 2003
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,884	78	113	572	70	(64)	2,653
Fee and other income	561	1,304	131	539	81	—	2,616
Intersegment revenue	46	(17)	1	(31)	1	—	—

Total revenue (a)	2,491	1,365	245	1,080	152	(64)	5,269
Provision for credit losses	120	—	2	10	(51)	—	81
Noninterest expense	1,319	1,161	183	577	182	148	3,570
Minority interest	—	—	—	—	71	(16)	55
Income taxes (benefits)	375	74	22	151	(98)	(49)	475
Tax-equivalent adjustment	9	—	—	32	23	(64)	—

Income before cumulative effect of a change in accounting principle	668	130	38	310	25	(83)	1,088
Cumulative effect of a change in accounting principle, net of income taxes	—	—	—	—	17	—	17

Net income	$668	130	38	310	42	(83)	1,105

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2004			2003
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ON-BALANCE SHEET LOAN PORTFOLIO
COMMERCIAL
Commercial, financial and agricultural	$59,271	58,340	55,999	55,453	55,181
Real estate—construction and other	6,985	6,433	6,120	5,969	5,741
Real estate—mortgage	14,771	14,927	15,099	15,186	15,746
Lease financing	24,042	23,894	23,688	23,978	23,598
Foreign	7,402	8,075	7,054	6,880	6,815

Total commercial	112,471	111,669	107,960	107,466	107,081

CONSUMER
Real estate secured	54,965	53,759	51,207	50,726	51,516
Student loans	10,207	9,838	8,876	8,435	8,160
Installment loans	6,410	7,330	9,054	8,965	9,110

Total consumer	71,582	70,927	69,137	68,126	68,786

Total loans	184,053	182,596	177,097	175,592	175,867
Unearned income	9,549	9,679	9,794	10,021	9,942

Loans, net (On-balance sheet)	$174,504	172,917	167,303	165,571	165,925

MANAGED PORTFOLIO (a)
COMMERCIAL
On-balance sheet loan portfolio	$112,471	111,669	107,960	107,466	107,081
Securitized loans—off-balance sheet	1,823	1,868	1,927	2,001	2,071
Loans held for sale	1,993	1,887	2,242	2,574	1,347

Total commercial	116,287	115,424	112,129	112,041	110,499

CONSUMER
Real estate secured
On-balance sheet loan portfolio	54,965	53,759	51,207	50,726	51,516
Securitized loans—off-balance sheet	6,567	7,194	8,218	8,897	10,192
Securitized loans included in securities	8,909	9,506	10,261	10,905	11,809
Loans held for sale	15,602	14,003	11,607	9,618	8,368

Total real estate secured	86,043	84,462	81,293	80,146	81,885

Student
On-balance sheet loan portfolio	10,207	9,838	8,876	8,435	8,160
Securitized loans—off-balance sheet	554	612	1,532	1,658	1,786
Loans held for sale	160	367	433	433	458

Total student	10,921	10,817	10,841	10,526	10,404

Installment
On-balance sheet loan portfolio	6,410	7,330	9,054	8,965	9,110
Securitized loans—off-balance sheet	2,489	1,794	—	—	—
Securitized loans included in securities	195	130	—	—	—

Total installment	9,094	9,254	9,054	8,965	9,110

Total consumer	106,058	104,533	101,188	99,637	101,399

Total managed portfolio	$222,345	219,957	213,317	211,678	211,898

SERVICING PORTFOLIO (b)
Commercial	$130,313	108,207	99,601	85,693	80,207
Consumer	$31,549	24,475	16,240	13,279	8,465

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the assets are classified in securities on-balance sheet, loans held for sale that are on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2004			2003
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ALLOWANCE FOR LOAN LOSSES (a)
Balance, beginning of period	$2,331	2,338	2,348	2,474	2,510
Provision for credit losses	63	73	59	63	118
Provision for credit losses relating to loans transferred to loans held for sale or sold	(8)	(9)	(8)	24	—
Allowance relating to loans acquired, transferred to loans held for sale or sold	3	(3)	(9)	(57)	(22)
Net charge-offs	(65)	(68)	(52)	(156)	(132)

Balance, end of period	$2,324	2,331	2,338	2,348	2,474

as % of loans, net	1.33%	1.35	1.40	1.42	1.49

as % of nonaccrual and restructured loans (b)	291%	270	242	227	178

as % of nonperforming assets (b)	258%	241	218	205	164

LOAN LOSSES
Commercial, financial and agricultural	$50	41	48	105	88
Commercial real estate—construction and mortgage	3	1	1	4	5
Consumer	70	66	86	106	106

Total loan losses	123	108	135	215	199

LOAN RECOVERIES
Commercial, financial and agricultural	41	23	57	37	45
Commercial real estate—construction and mortgage	1	—	2	2	1
Consumer	16	17	24	20	21

Total loan recoveries	58	40	83	59	67

Net charge-offs	$65	68	52	156	132

Commercial loans net charge-offs as % of average commercial loans, net (c)	0.05%	0.08	(0.05)	0.31	0.21
Consumer loans net charge-offs as % of average consumer loans, net (c)	0.30	0.28	0.36	0.50	0.51
Total net charge-offs as % of average loans, net (c)	0.15%	0.17	0.13	0.39	0.33

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$534	610	700	765	1,072
Commercial real estate—construction and mortgage	42	33	47	54	76
Consumer real estate secured	211	207	199	192	215
Installment loans	11	13	22	24	28

Total nonaccrual loans	798	863	968	1,035	1,391
Foreclosed properties (d)	101	104	103	111	116

Total nonperforming assets	$899	967	1,071	1,146	1,507

Nonperforming loans included in loans held for sale (e)	$57	68	67	82	160
Nonperforming assets included in loans and in loans held for sale	$956	1,035	1,138	1,228	1,667

as % of loans, net, and foreclosed properties (b)	0.51%	0.56	0.64	0.69	0.91

as % of loans, net, foreclosed properties and loans held for sale (e)	0.50%	0.55	0.63	0.69	0.95

Accruing loans past due 90 days	$428	419	328	341	291

(a)	At September 30, 2004, the reserve for unfunded lending commitments was $134 million.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Annualized.
(d)	Restructured loans are not significant.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2004			2003
(In millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ASSETS
Cash and due from banks	$10,355	10,701	10,564	11,479	11,178
Interest-bearing bank balances	7,664	2,059	5,881	2,308	3,664
Federal funds sold and securities purchased under resale agreements	30,629	21,970	23,845	24,725	22,491

Total cash and cash equivalents	48,648	34,730	40,290	38,512	37,333

Trading account assets	45,129	39,659	36,893	34,714	36,392
Securities	102,157	102,934	104,203	100,445	87,176
Loans, net of unearned income	174,504	172,917	167,303	165,571	165,925
Allowance for loan losses	(2,324)	(2,331)	(2,338)	(2,348)	(2,474)

Loans, net	172,180	170,586	164,965	163,223	163,451

Premises and equipment	4,150	4,522	4,620	4,619	4,746
Due from customers on acceptances	563	703	605	854	732
Goodwill	11,481	11,481	11,233	11,149	11,094
Other intangible assets	946	1,045	1,150	1,243	1,353
Loans held for sale (a)	17,755	16,257	14,282	12,625	10,173
Other assets (a)	33,689	36,524	32,899	33,804	36,474

Total assets	$436,698	418,441	411,140	401,188	388,924

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	52,524	51,613	49,018	48,683	45,493
Interest-bearing deposits	200,457	191,767	183,320	172,542	158,002

Total deposits	252,981	243,380	232,338	221,225	203,495
Short-term borrowings	67,589	66,360	65,452	71,290	65,474
Bank acceptances outstanding	570	708	613	876	743
Trading account liabilities	22,704	20,327	21,956	19,184	23,959
Other liabilities	14,838	15,321	15,564	16,945	22,800
Long-term debt	41,444	37,022	39,352	36,730	37,541

Total liabilities	400,126	383,118	375,275	366,250	354,012

Minority interest in net assets of consolidated subsidiaries	2,675	2,677	2,528	2,510	2,099

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at September 30, 2004	—	—	—	—	—
Common stock, $3.33 1/3 par value; authorized 3 billion shares, outstanding 1.308 billion shares at September 30, 2004	4,359	4,365	4,372	4,374	4,427
Paid-in capital	18,095	17,920	17,869	17,811	17,882
Retained earnings	10,449	9,890	9,382	8,904	8,829
Accumulated other comprehensive income, net	994	471	1,714	1,339	1,675

Total stockholders’ equity	33,897	32,646	33,337	32,428	32,813

Total liabilities and stockholders’ equity	$436,698	418,441	411,140	401,188	388,924

(a)	Certain amounts presented prior to the third quarter of 2004 have been reclassified to conform to the presentation in the third quarter of 2004.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	THIRD QUARTER 2004			SECOND QUARTER 2004
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$3,153	12	1.52%	$4,015	11	1.13%
Federal funds sold and securities purchased under resale agreements	26,419	96	1.44	23,800	62	1.05
Trading account assets	32,052	348	4.34	26,135	260	3.98
Securities	101,493	1,237	4.88	100,209	1,196	4.77
Loans
Commercial
Commercial, financial and agricultural	58,278	642	4.40	56,648	599	4.25
Real estate—construction and other	6,683	67	4.02	6,309	56	3.56
Real estate—mortgage	14,877	170	4.54	15,029	158	4.21
Lease financing	9,692	178	7.33	7,011	180	10.28
Foreign	7,330	47	2.51	7,110	41	2.32

Total commercial	96,860	1,104	4.54	92,107	1,034	4.51

Consumer
Real estate secured	54,288	732	5.38	52,389	691	5.29
Student loans	10,145	97	3.80	9,941	90	3.63
Installment loans	7,259	107	5.86	9,205	126	5.48

Total consumer	71,692	936	5.21	71,535	907	5.08

Total loans	168,552	2,040	4.83	163,642	1,941	4.76

Loans held for sale	17,119	186	4.34	15,603	161	4.12
Other earning assets	11,121	96	3.43	11,443	82	2.91

Total earning assets excluding derivatives	359,909	4,015	4.45	344,847	3,713	4.32
Risk management derivatives (a)	—	349	0.39	—	371	0.43

Total earning assets including derivatives	359,909	4,364	4.84	344,847	4,084	4.75

Cash and due from banks	11,159			11,254
Other assets	53,331			54,973

Total assets	$424,399			$411,074

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	73,171	93	0.51	70,205	78	0.45
Money market accounts	81,525	197	0.96	76,850	172	0.90
Other consumer time	26,860	180	2.68	26,288	176	2.69
Foreign	7,453	27	1.42	7,110	20	1.14
Other time	7,803	39	1.98	7,773	34	1.76

Total interest-bearing deposits	196,812	536	1.08	188,226	480	1.03
Federal funds purchased and securities sold under repurchase agreements	47,052	164	1.39	46,620	116	1.00
Commercial paper	12,065	43	1.42	12,382	32	1.04
Securities sold short	12,388	96	3.09	10,571	73	2.78
Other short-term borrowings	6,042	15	0.91	6,013	11	0.80
Long-term debt	39,951	404	4.05	37,840	378	3.99

Total interest-bearing liabilities excluding derivatives	314,310	1,258	1.60	301,652	1,090	1.45
Risk management derivatives (a)	—	78	0.09	—	91	0.12

Total interest-bearing liabilities including derivatives	314,310	1,336	1.69	301,652	1,181	1.57

Noninterest-bearing deposits	51,433			50,466
Other liabilities	25,410			26,460
Stockholders’ equity	33,246			32,496

Total liabilities and stockholders’ equity	$424,399			$411,074

Interest income and rate earned—including derivatives		$4,364	4.84%		$4,084	4.75%
Interest expense and equivalent rate paid—including derivatives		1,336	1.48		1,181	1.38

Net interest income and margin—including derivatives		$3,028	3.36%		$2,903	3.37%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

FIRST QUARTER 2004			FOURTH QUARTER 2003			THIRD QUARTER 2003
Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid

$3,237	10	1.18%	$2,569	7	1.17%	$4,342	14	1.27%

24,806	61	0.99	23,591	60	1.00	22,080	48	0.88
20,956	220	4.21	20,038	213	4.24	18,941	197	4.15
98,222	1,221	4.97	94,584	1,184	5.00	78,436	962	4.90

55,476	576	4.18	55,439	593	4.25	55,596	588	4.19
6,022	53	3.52	5,789	52	3.53	5,574	48	3.47
15,241	160	4.23	15,555	166	4.23	16,075	174	4.31
6,945	183	10.52	7,084	185	10.45	6,911	183	10.61
6,684	41	2.49	6,761	45	2.66	6,756	47	2.73

90,368	1,013	4.50	90,628	1,041	4.56	90,912	1,040	4.55

50,879	705	5.55	51,380	718	5.58	49,438	707	5.70
8,908	78	3.53	8,502	78	3.62	7,962	74	3.70
9,026	130	5.80	9,090	137	5.99	9,682	152	6.18

68,813	913	5.32	68,972	933	5.39	67,082	933	5.54

159,181	1,926	4.86	159,600	1,974	4.92	157,994	1,973	4.97

12,759	131	4.12	10,627	109	4.10	10,244	111	4.34
11,159	84	3.02	11,265	83	2.95	11,466	87	2.98

330,320	3,653	4.43	322,274	3,630	4.49	303,503	3,392	4.45
—	408	0.50	—	386	0.47	—	384	0.50

330,320	4,061	4.93	322,274	4,016	4.96	303,503	3,776	4.95

10,957			10,728			11,092
57,411			55,985			62,299

$398,688			$388,987			$376,894

65,366	70	0.43	56,755	58	0.40	52,570	52	0.39
69,208	154	0.90	63,202	141	0.89	58,576	126	0.85
27,496	189	2.76	28,456	200	2.80	29,814	217	2.89
7,673	22	1.17	10,648	31	1.13	7,581	22	1.17
7,676	34	1.75	7,520	33	1.77	7,099	33	1.80

177,419	469	1.06	166,581	463	1.10	155,640	450	1.15

48,353	124	1.03	55,378	133	0.95	46,359	114	0.98
11,852	30	1.01	11,670	31	1.06	11,978	32	1.05
8,412	47	2.25	7,970	50	2.48	8,850	57	2.58
6,436	10	0.59	6,551	9	0.53	7,136	15	0.87
37,269	364	3.91	35,855	357	3.97	36,388	365	4.02

289,741	1,044	1.45	284,005	1,043	1.46	266,351	1,033	1.54
—	94	0.13	—	31	0.04	—	26	0.04

289,741	1,138	1.58	284,005	1,074	1.50	266,351	1,059	1.58

46,603			45,696			44,755
29,607			27,145			33,803
32,737			32,141			31,985

$398,688			$388,987			$376,894

	$4,061	4.93%		$4,016	4.96%		$3,776	4.95%
	1,138	1.38		1,074	1.32		1,059	1.38

	$2,923	3.55%		$2,942	3.64%		$2,717	3.57%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES (a)

(Unaudited)

	NINE MONTHS ENDED SEPTEMBER 30, 2004			NINE MONTHS ENDED SEPTEMBER 30, 2003
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$3,467	33	1.27%	$4,262	43	1.34%
Federal funds sold and securities purchased under resale agreements	25,013	219	1.17	14,485	112	1.04
Trading account assets	26,402	828	4.18	17,841	601	4.50
Securities	99,980	3,654	4.87	73,205	2,959	5.39
Loans
Commercial
Commercial, financial and agricultural	56,805	1,817	4.28	56,728	1,797	4.23
Real estate—construction and other	6,339	176	3.71	5,260	138	3.52
Real estate—mortgage	15,048	488	4.33	16,669	554	4.45
Lease financing	7,890	541	9.14	6,858	554	10.78
Foreign	7,043	129	2.44	6,616	144	2.91

Total commercial	93,125	3,151	4.52	92,131	3,187	4.62

Consumer
Real estate secured	52,525	2,128	5.40	48,056	2,106	5.85
Student loans	9,666	265	3.66	7,723	227	3.93
Installment loans	8,493	363	5.70	9,988	493	6.59

Total consumer	70,684	2,756	5.20	65,767	2,826	5.74

Total loans	163,809	5,907	4.81	157,898	6,013	5.09

Loans held for sale	15,168	478	4.20	8,599	286	4.44
Other earning assets	11,241	262	3.12	5,829	160	3.66

Total earning assets excluding derivatives	345,080	11,381	4.40	282,119	10,174	4.81
Risk management derivatives (b)	—	1,128	0.44	—	1,146	0.55

Total earning assets including derivatives	345,080	12,509	4.84	282,119	11,320	5.36

Cash and due from banks	11,123			10,942
Other assets	55,231			59,177

Total assets	$411,434			$352,238

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	69,594	241	0.46	51,890	202	0.52
Money market accounts	75,881	523	0.92	53,327	424	1.06
Other consumer time	26,881	545	2.71	31,262	723	3.09
Foreign	7,412	69	1.25	7,243	73	1.36
Other time	7,751	107	1.83	7,760	110	1.89

Total interest-bearing deposits	187,519	1,485	1.06	151,482	1,532	1.35
Federal funds purchased and securities sold under repurchase agreements	47,340	404	1.14	40,602	392	1.29
Commercial paper	12,099	105	1.16	5,689	41	0.96
Securities sold short	10,464	216	2.76	7,909	159	2.69
Other short-term borrowings	6,165	36	0.76	4,697	31	0.88
Long-term debt	38,359	1,146	3.99	36,953	1,119	4.04

Total interest-bearing liabilities excluding derivatives	301,946	3,392	1.50	247,332	3,274	1.77
Risk management derivatives (b)	—	263	0.12	—	125	0.07

Total interest-bearing liabilities including derivatives	301,946	3,655	1.62	247,332	3,399	1.84

Noninterest-bearing deposits	49,508			42,941
Other liabilities	27,152			29,833
Stockholders’ equity	32,828			32,132

Total liabilities and stockholders’ equity	$411,434			$352,238

Interest income and rate earned—including derivatives		$12,509	4.84%		$11,320	5.36%
Interest expense and equivalent rate paid—including derivatives		3,655	1.42		3,399	1.61

Net interest income and margin—including derivatives		$8,854	3.42%		$7,921	3.75%

(a)	Certain amounts presented in 2003 have been reclassified to conform to the presentation in 2004.
(b)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2004			2003
(Dollars in millions, except per share data)	*	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
INCOME BEFORE CHANGE IN ACCOUNTING PRINCIPLE
Net income (GAAP)	A	$1,263	1,252	1,251	1,100	1,105
After tax change in accounting principle (GAAP)		—	—	—	—	(17)

Income before change in accounting principle (GAAP)		1,263	1,252	1,251	1,100	1,088
After tax merger-related and restructuring expenses (GAAP)		55	47	48	75	83

Income before change in accounting principle, excluding merger-related and restructuring expenses	B	1,318	1,299	1,299	1,175	1,171
After tax other intangible amortization (GAAP)		62	67	69	74	79

Income before change in accounting principle, excluding after tax merger-related and restructuring expenses, and other intangible amortization	C	$1,380	1,366	1,368	1,249	1,250

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS
Net income available to common stockholders (GAAP)	D	$1,263	1,252	1,251	1,100	1,105
After tax merger-related and restructuring expenses (GAAP)		55	47	48	75	83
After tax change in accounting principle (GAAP)		—	—	—	—	(17)

Net income available to common stockholders, excluding merger-related and restructuring expenses	E	1,318	1,299	1,299	1,175	1,171
After tax other intangible amortization (GAAP)		62	67	69	74	79

Net income available to common stockholders, excluding after tax merger-related and restructuring expenses, and other intangible amortization	F	$1,380	1,366	1,368	1,249	1,250

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	G	$33,246	32,496	32,737	32,141	31,985
Merger-related and restructuring expenses (GAAP)		116	69	20	199	138
Change in accounting principle		—	—	—	—	(14)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and change in accounting principle	H	33,362	32,565	32,757	32,340	32,109
Average intangible assets (GAAP)	I	(12,473)	(12,326)	(12,351)	(12,380)	(12,250)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, other intangible amortization and change in accounting principle	J	$20,889	20,239	20,406	19,960	19,859

Return on average common stockholders’ equity
GAAP	D/G	15.12%	15.49	15.37	13.58	13.71
Excluding merger-related and restructuring expenses, and change in accounting principle	E/H	15.72	16.04	15.95	14.41	14.46
Return on average tangible common stockholders’ equity
GAAP	D/G+I	24.20	24.96	24.68	22.09	22.22
Excluding merger-related and restructuring expenses, other intangible amortization and change in accounting principle	F/J	26.28%	27.15	26.97	24.83	24.97

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	K	$424,399	411,074	398,688	388,987	376,894
Average intangible assets (GAAP)		(12,473)	(12,326)	(12,351)	(12,380)	(12,250)

Average tangible assets (GAAP)	L	411,926	398,748	386,337	376,607	364,644

Average assets (GAAP)		424,399	411,074	398,688	388,987	376,894
Merger-related and restructuring expenses (GAAP)		117	69	20	199	138
Change in accounting principle		—	—	—	—	(14)

Average assets, excluding merger-related and restructuring expenses, and change in accounting principle	M	424,516	411,143	398,708	389,186	377,018
Average intangible assets (GAAP)		(12,473)	(12,326)	(12,351)	(12,380)	(12,250)

Average tangible assets, excluding merger-related and restructuring expenses, and change in accounting principle	N	$412,043	398,817	386,357	376,806	364,768

Return on average assets
GAAP	A/K	1.18%	1.22	1.26	1.12	1.16
Excluding merger-related and restructuring expenses	B/M	1.24	1.27	1.31	1.20	1.23
Return on average tangible assets
GAAP	A/L	1.22	1.26	1.30	1.16	1.20
Excluding merger-related and restructuring expenses, other intangible amortization and change in accounting principle	C/N	1.33%	1.38	1.42	1.32	1.36

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2004			2003
(Dollars in millions, except per share data)	*	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	O	$3,662	3,487	3,656	3,766	3,570
Merger-related and restructuring expenses (GAAP)		(127)	(102)	(99)	(135)	(148)

Noninterest expense, excluding merger-related and restructuring expenses	P	3,535	3,385	3,557	3,631	3,422
Other intangible amortization (GAAP)		(99)	(107)	(112)	(120)	(127)

Noninterest expense, excluding merger-related and restructuring expenses, and other intangible amortization	Q	$3,436	3,278	3,445	3,511	3,295

Net interest income (GAAP)		$2,965	2,838	2,861	2,877	2,653
Tax-equivalent adjustment		63	65	62	65	64

Net interest income (Tax-equivalent)		3,028	2,903	2,923	2,942	2,717
Fee and other income (GAAP)		2,592	2,599	2,757	2,604	2,616

Total	R	$5,620	5,502	5,680	5,546	5,333

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	S	$863	908	989	957	941

Net interest income (GAAP)		$139	118	106	82	69
Tax-equivalent adjustment		—	—	—	1	—

Net interest income (Tax-equivalent)		139	118	106	83	69
Fee and other income (GAAP)		827	907	1,031	1,008	1,001

Total	T	$966	1,025	1,137	1,091	1,070

Overhead efficiency ratios
GAAP	O/R	65.15%	63.40	64.36	67.90	66.95
Excluding merger-related and restructuring expenses	P/R	62.90	61.54	62.61	65.45	64.18
Excluding merger-related and restructuring expenses, and brokerage	P-S/R-T	57.41	55.34	56.53	60.00	58.23
Excluding merger-related and restructuring expenses, and other intangible amortization	Q/R	61.14	59.60	60.64	63.28	61.79
Excluding merger-related and restructuring expenses, other intangible amortization and brokerage	Q-S/R-T	55.28%	52.95	54.06	57.30	55.24

OPERATING LEVERAGE
Operating leverage (GAAP)		$(55)	(11)	244	18	2
After tax merger-related and restructuring expenses (GAAP)		25	3	(36)	(12)	52

Operating leverage, excluding merger-related and restructuring expenses		(30)	(8)	208	6	54
After tax other intangible amortization (GAAP)		(8)	(5)	(8)	(7)	(4)

Operating leverage, excluding merger-related and restructuring expenses, and other intangible amortization		$(38)	(13)	200	(1)	50

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	U	$0.40	0.40	0.40	0.35	0.35

Diluted earnings per common share (GAAP)	V	$0.96	0.95	0.94	0.83	0.83
Merger-related and restructuring expenses (GAAP)		0.04	0.03	0.04	0.05	0.06
Other intangible amortization (GAAP)		0.05	0.05	0.05	0.06	0.05
Change in accounting principle (GAAP)		—	—	—	—	(0.01)

Diluted earnings per common share, excluding merger-related and restructuring expenses, other intangible amortization and change in accounting principle	W	$1.05	1.03	1.03	0.94	0.93

Dividend payout ratios
GAAP	U/V	41.67%	42.11	42.55	42.17	42.17
Excluding merger-related and restructuring expenses, other intangible amortization and change in accounting principle	U/W	38.10%	38.83	38.83	37.23	37.63

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 20 and 21 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income before change in accounting principle (GAAP) by average assets (GAAP) (i.e., A/K) and annualized where appropriate.